Exhibit 99.2

Zep First Quarter Fiscal 2012 Earnings Conference Call January 9, 2012 John K. Morgan Chairman, President and Chief Executive Officer Mark R. Bachmann Executive Vice President and Chief Financial Officer

Agenda Overview First Quarter Highlights Detailed Financial Performance Zep Inc. Long-term Goals Questions and Answers 2 © 2012 Zep Inc. - All rights reserved.

Safe Harbor This presentation and our commentary contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Specifically, forward-looking statements include, but are not limited to, statements relating to our future economic performance, business prospects, revenue, income, and financial condition; and statements preceded by, followed by, or that include the words "expects," "believes," "intends," "will," "anticipates," and similar terms that relate to future events, performance, or our results. Examples of forward-looking statements in this presentation and our commentary include but are not limited to: statements regarding the economic environment and the impact this environment has had or could have on our current and/or future financial results; statements regarding our expectations for pricing actions and gross margin performance; statements regarding benefits that we may realize from our acquisitions and our restructuring activities; statements regarding investments that may be made in the future to grow our business, either organically or otherwise, in accordance with our strategic plan, or that may be made for other purposes; and statements and related estimates concerning the benefits that the execution of our strategic initiatives are expected to have on future financial results. Our forward-looking statements are subject to certain risks and uncertainties that could cause actual results, expectations, or outcomes to differ materially from our historical experience as well as our present expectations or projections. These risks and uncertainties include, but are not limited to: economic conditions in general; customer and supplier relationships and prices; competition; ability to realize anticipated benefits from strategic planning initiatives and timing of benefits; market demand; and litigation and other contingent liabilities, such as environmental matters. A variety of other risks and uncertainties could cause our actual results to differ materially from the anticipated results or other expectations expressed in our forward-looking statements. A number of those risks are discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended August 31, 2011. We believe the forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events. 3 © 2012 Zep Inc. - All rights reserved.

First Quarter Fiscal 2012 Overview

First Quarter 2012 Overview Results reflect a challenging first half, as expected Steps taken to address cost/price impacting gross margin rate are beginning to show positive results Optimistic long-term – progress on key initiatives expected to improve results in coming quarters Expanding Distribution market access Retail Diversification making significant headway, others to be announced in coming months Continued to lay the foundation for long-term growth 5 © 2012 Zep Inc. - All rights reserved.

First Quarter 2012 Highlights Sales of over $153 million, down 2.5% Organic sales volume down as growth in automotive aftermarket, industrial / MRO, and food processing is offset by weakness in other segments Gross margin rate continues to reflect pricing and cost imbalance However, cost/price relationship beginning to recover since last quarter EPS declined 40.7% to $0.16 from $0.27 adjusted EPS last year $0.12 due to gross profit degradation 6 © 2012 Zep Inc. - All rights reserved.

7 Strategic Initiatives: 1Q12 Update Remain Confident that Strategic Growth Initiatives will Deliver Future Results © 2012 Zep Inc. - All rights reserved. Initiative 4Q11 1Q12 Drivers Automotive Aftermarket Continued strong growth due to market dynamics; strong relationships with OEMs and retailers -- supplier awards from Toyota and Subaru Food Processing New business, deeper penetration with targeted food processors; leveraging capabilities and food safety consultant value proposition Jan San Distribution Relatively flat despite economic pressures due to strong y/y private brand performance Government Continued weakness from slowdown in governmental spending Retail Diversification Orchard Supply Hardware agreement; other negotiations in the pipeline Industrial MRO Distribution Strong growth with major distribution customers partially due to increased product penetration Deeper Penetration of Customer Accounts Continued progress in Sales and Service; expanding product line with distributors

Evolving Channel Focus More in Line with Overall Market Market Data Source: information compiled by Zep Inc. based on research provided by Kline & Company and the Automotive Aftermarket Industry Association. Direct sales through Sales and Service organization. Zep Inc. – Sales Channels 8 © 2012 Zep Inc. - All rights reserved.

Detailed Financial Performance 9

1Q12 Net Sales 10 $ Millions Sales Reflect Challenging Environment © 2012 Zep Inc. - All rights reserved.

1Q12 North American Sales Trends – Channel and End-market Performance Continued Varied End-Market Performance © 2012 Zep Inc. - All rights reserved. 11 End Market S&S Distribution Retail Total % of $19B U.S. Market 21% 44% 35% Jan San / Institutional Automotive Aftermarket Industrial / MRO Vehicle Wash Food Processing Government and Schools

12 1Q12 Gross Profit Margin Higher Raw Material Costs Impact Margins – But Improvement Expected Beginning Second Fiscal Half © 2012 Zep Inc. - All rights reserved. Year-over-Year (260bp) Quarter-to-Quarter +270bp adj.

Gross Margin in FY2012 Expect improvement in gross margins in the second fiscal half relative to the first half due to customer pricing actions, sourcing initiatives and product line management actions taken Quarter to quarter variability may occur due to swings in inventory levels resulting from operational and marketing programs Expect inventory to temporarily increase in preparation for SAP implementation 13 © 2012 Zep Inc. - All rights reserved.

14 1Q12 Gross Margin: Selected Feed Stocks Impacting Raw Material Purchases Despite some recent declines, purchases today remain higher than a year ago Expect price/cost improvement due to sourcing initiatives and customer pricing actions Expect 90-120 days to realize benefit from lower cost of raw materials Commodity Costs Still Higher than Prior Year © 2012 Zep Inc. - All rights reserved. Last 12 Months Last 3 Months Crude Oil +16% +13% Propylene +1% -26% Ethylene +9% Flat Acetone +11% -25% HDPE -1% -6%

Costs Impacting 1Q12 Diluted EPS Comparison (a) We provide adjusted results that exclude restructuring charges, acquisition costs and other special items to reflect the impact of our initiatives to improve productivity. We provide adjusted information as an addition to, and not as a substitute for, financial measures presented in accordance with GAAP. We believe the adjusted presentation is a beneficial supplemental disclosure to investors in analyzing and assessing our past and future performance. (b) Rounding may affect summary presentation of adjusted diluted earnings per share totals. 15 Three Months Ended November 30, 2011 2010 Reported (GAAP) Diluted Earnings Per Share $ 0.16 $ 0.22 Incremental expense due to increased basis of acquired inventories — 0.02 Restructuring charges — 0.02 Adjusted Diluted Earnings Per Share (a)(b) $ 0.16 $ 0.27 © 2012 Zep Inc. - All rights reserved. Expect $0.04 to $0.06 in Incremental Legal and Corporate Development Costs in 2Q12

First Quarter EBITDA Margin EBITDA Shortfall Due to Gross Margin Compression 16 © 2012 Zep Inc. - All rights reserved. Note: Comparison of 1Q12 EBITDA is to the same period in the prior year, as adjusted. Current quarter does not include adjustments. Gross margin pressures y/y due to material margin degradation SD&A costs reduced in relative proportion to sales decline

Cash Flow Cash flow from operations of $1.6 million for 1Q12 1Q12 free cash flow consumed was $2.1million, vs. $2.9 million generated last year $3.8 million in capital expenditures for 1Q12 $2.1 above last year, primarily for SAP investment Now anticipate capital spending of $15 to $17 million in FY 2012, up from prior estimate of $10 to $12 million To support SAP and other cost reduction opportunities 17 © 2012 Zep Inc. - All rights reserved.

Fixed Charge Coverage Ratio Debt to EBITDA Net Debt Position ($mm) Covenants Financial Flexibility to Fund Growth Increased net debt $3.1 million during the quarter Sufficient room within debt covenants to operate business Will access capital markets as appropriate to finance acquisition strategy 18 © 2012 Zep Inc. - All rights reserved.

Long-Term Financial Objectives Revenue growth in excess of market growth Target of 50 bp annualized EBITDA margin improvement 11%-13% annualized EPS improvement Return on Invested Capital (ROIC) target of 15%+ 19 © 2012 Zep Inc. - All rights reserved.

Fiscal 2012 Outlook 20 © 2012 Zep Inc. - All rights reserved. Expect next quarter to be very challenging Revenues remain under pressure Gross margin pressures to continue until higher cost inventories work through supply chain Second half expected to improve Assumes better relationship between selling prices and raw material input costs Benefits from strategic growth initiatives

Questions and Answers